EXHIBIT 99.1

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		October 1, 2003 to October 31, 2003

Monthly Operating Report

Required Documents	Schedule Attached
Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	507 West 10th Street, West Point, GA 31833
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$ 213,872,259
Monthly Profit (Loss):	$ (6,422,000)

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only. Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist. The debtor reserves the right to amend this monthly operating report as necessary and appropriate. All financial information contained herein is unaudited data.

Debtor-In-Possession	WestPoint Stevens Inc.
By:	Lester D. Sears
Its:	Senior Vice President - Finance and Chief Financial Officer
Signature	/s/Lester D. Sears
Date	November 26, 2003

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		October 1, 2003 to October 31, 2003

STATEMENT OF OPERATIONS

(in $ thousands)

Total sales	$ 164,106

Cost of sales	141,573
Gross profit	22,533

Selling and administrative expenses
Selling expense	4,658
Warehousing and shipping	7,631
Advertising	578
Division administrative expense	1,137
MIS expense	1,789
Corporate administrative expense	1,349
Total selling and administrative expense	17,142

Restructuring and impairment charge	-
Goodwill impairment charge	-

Profit / (loss) from operations	5,391

Interest expense
Interest expense - outside	6,852
Capitalized interest expense	-
Interest expense - intercompany	83
Interest income	5
Interest income - intercompany	-
Net interest expense	6,930

Other expense
Miscellaneous	1,270
Royalties - intercompany	3,942
Transaction gain/loss	(154)
Total other expense	5,058

Other income
Royalties - intercompany	-
Dividends	-
Sale of assets	421
Miscellaneous	-
Total other income	421
Net other expense	4,637

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary items	(6,176)

Chapter 11 reorganization expenses	2,803

Income taxes (benefit)	(2,557)

Income (loss) before extraordinary item	(6,422)

Extraordinary item - net of taxes	-

Net income (loss)	$ (6,422)

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		October 1, 2003 to October 31, 2003

BALANCE SHEET

(in $ thousands)
ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$ -	Senior Credit Facility	$ 445,000
Short-term investments	-	DIP Credit Agreement	112,085
Accounts receivable, net	264,703	Second Lien Facility	165,000
Total inventories	380,417	Accrued interest payable	269
Prepaid & other current assets	36,606	Accounts payable - trade	60,583
Total current assets	681,726	Accounts payable - intercompany	155,788
		Other payables and accrued liabilities	89,448
		Deferred income taxes	111,632
		Pension and other liabilities	152,637
Total investments & other assets	134,510	Total liabilities not subject to compromise	1,292,442

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	1,000,000
Property, plant and equipment, net	637,614	Deferred financing fees	(7,583)
		Accrued interest payable on Senior Notes	36,130
		Accounts payable	33,807
		Other payables and accrued liabilities	9,741
		Pension and other liabilities	18,120
		Total liabilities subject to compromise	1,090,215

		Total Liabilities	2,382,657

		SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	(123,757)
		Common stock	711
		Capital Surplus / Treasury Stock	(2,131)
		Retained earnings (deficit)	(708,931)
		Minimum pension liability adjustment	(96,475)
		Other adjustments	1,777
		Unearned compensation	(1)
		Total Shareholders' Equity (Deficit)	(928,807)
TOTAL ASSETS	$ 1,453,850	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$1,453,850

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		October 1, 2003 to October 31, 2003

STATEMENT OF CASH FLOWS

(in $ thousands)
Cash Flows from Operations:
Net income (loss)	$ (6,422)
Restructuring	(1,164)
Equity adjustments	(944)
Non-cash items
Depreciation and amortization expense	6,681
Working Capital Changes
Decrease / (increase) -- accounts receivable	(8,267)
Decrease / (increase) -- inventories	(7,982)
Decrease / (increase) -- other current assets	4,541
Decrease / (increase) -- other noncurrent assets	1,639
Increase (decrease) -- accounts payable (trade)	(7,689)
Increase (decrease) -- accounts payable (intercompany)	20,507
Increase (decrease) -- accrued liabilities	(833)
Increase (decrease) -- accrued interest payable	(5,508)
Increase (decrease) -- pension and other liabilities	1,936
Increase (decrease) -- deferred federal income tax	(319)
Total Cash Flows from Operations	$ (3,824)

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	(1,682)
Net proceeds from sale of assets	554
Total Cash Flows from Investing	$ (1,128)

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement	4,952
Total Cash Flows from Financing	$ 4,952

Beginning Cash Balance	-
Change in Cash	-
Ending Cash Balance	$ -

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		October 1, 2003 to October 31, 2003

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment
All wages and salaries paid (gross) or incurred	$ 41,287,337
Federal
Payroll taxes withheld	7,281,901	1,376,260	10/02/03
		1,398,855	10/09/03
		1,009,827	10/15/03
Employer payroll tax contributions incurred	2,785,239	1,361,146	10/16/03
		1,384,308	10/23/03
		1,153,957	10/24/03
		1,381,452	10/30/03
		987,012	10/31/03
		37,213	10/31/03
Total Federal Taxes (1)	$ 10,067,140	$ 10,090,030
State and Local
Payroll taxes withheld
Alabama SIT	531,636	436,256	10/31/03
Arkansas SIT	776	776	10/15/03
California SIT	3,798	2,920	10/24/03
Georgia SIT	177,003	112,374	10/15/03
Illinois SIT	526
Indiana SIT	13,608	14,319	10/16/03
Louisiana SIT	8,231	17,886	10/23/03
Maine SIT	56,387	42,899	10/30/03
Minnesota SIT	1,486	750	10/22/03
Missouri SIT	427	420	10/23/03
New York SIT	181,993	182,361	10/29/03
North Carolina SIT	437,665	443,468	10/31/03
Pennsylvania SIT	146	142	10/15/03
Rhode Island SIT	145	308	10/30/03
South Carolina SIT	289,966	289,962	10/31/03
Virginia SIT	52,266	50,283	10/30/03
Delaware Co IN	456	-
Hamilton Co IN	133	-
Henry Co IN	1,427	-
Johnson Co IN	86	-
Madison Co IN	1,545	-
Marion Co IN	34	-
Washington Co IN	92	-
Randolph Co IN	125	-
Yonkers NY	25	25	10/29/03
New York City	44,629	44,849	10/29/03
Opelika AL	7,038	19,366	10/30/03
Total Payroll taxes	1,811,649	1,659,364

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc.	)	CASE NO.	03-13532-RDD

Reporting Period		October 1, 2003 to October 31, 2003

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment
(continued)
Employer payroll tax contributions incurred
Alabama SUTA	13,038	34,783	10/30/03
Arkansas SUTA	54	10/30/03
Florida SUTA	4,218	9,182	10/30/03
Georgia SUTA	66	230	10/30/03
Indiana SUTA	1,764	1,670	10/30/03
Louisiana SUTA	424	4,233	10/30/03
Maine SUTA	3,513	7,722	10/30/03
Minnesota SUTA	-	-
Nevada SUTA	8,323	34,312	10/30/03
New York SUTA	1,229	4,678	10/30/03
North Carolina SUTA	56,092	379,424	10/30/03
South Carolina SUTA	10,026	29,682	10/30/03
Virginia SUTA	989	2,281	10/30/03
Washington SUTA	112	325	10/30/03
Total Employer payroll tax contributions	99,794	508,576

Gross taxable amount for sales and use	5,733,246
Sales & Use taxes collected	268,845
Abbeville, AL	2,140	10/20/03
Alabama City/County (Greenville & Butler County)	5,136	10/20/03
Alabama Regulation A	10,366	10/20/03
Alabama Sales	1,857	10/20/03
Alabama Use	54,296	10/20/03
Alatax (Opelika, Valley, Chambers Co, Henry Co, Lee Co)	23,030	10/20/03
California	433	10/31/03
Florida	14,314	10/20/03
Georgia	69,151	10/20/03
Indiana (Middletown)	1,156	10/30/03
Louisiana	152	10/20/03
Minnesota	153	10/20/03
Nevada	1,949	10/31/03
New York	13,935	10/20/03
North Carolina	30,798	10/20/03
North Carolina	24,198	10/27/03
Red River Parish, Louisiana	189	10/20/03
South Carolina	14,763	10/20/03
Texas	146	10/20/03
Virginia Sales	213	10/20/03
Virginia Use	470	10/20/03
Total Sales & Use taxes paid	268,845
Property taxes	54,202
Other taxes	72,860
Total State and Local (1)	2,180,176	2,563,522
Total Taxes	$ 12,247,316	$12,653,552

(1) Difference between taxes incurred and taxes paid is due to a time lag where taxes incurred at the end of the month are paid in the following month, or after the end of the quarter for taxes paid on a quarterly basis.

I certify that the above payroll related taxes represents the taxes withheld and paid.

_/s/ Tracy Culpepper______
Tracy Culpepper
WestPoint Stevens Inc.
Payroll Manager

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		October 1, 2003 to October 31, 2003

Monthly Operating Report

Required Documents	Schedule Attached
Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	3993 Howard Hughes Parkway, Suite 250, Las Vegas, NV 89109
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$ 4,275,736
Monthly Profit (Loss):	$ 5,024,000

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only. Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist. The debtor reserves the right to amend this monthly operating report as necessary and appropriate. All financial information contained herein is unaudited data.

Debtor-In-Possession	WestPoint Stevens Inc. I
By:	Lester D. Sears
Its:	President
Signature	/s/Lester D. Sears
Date	November 26, 2003

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		October 1, 2003 to October 31, 2003

STATEMENT OF OPERATIONS

(in $ thousands)

Total sales	$ 11,914

Cost of sales	7,913
Gross profit	4,001

Selling and administrative expenses
Selling expense	2
Warehousing and shipping	257
Advertising	-
Division administrative expense	-
MIS expense	-
Corporate administrative expense	170
Total selling and administrative expense	429

Restructuring and impairment charge	-
Goodwill impairment charge	-

Profit / (loss) from operations	3,572

Interest expense
Interest expense - outside	-
Capitalized interest expense	-
Interest expense - intercompany	-
Interest income	-
Interest income - intercompany	204
Net interest expense	(204)

Other expense
Miscellaneous	-
Royalties - intercompany	190
Transaction gain/loss	-
Total other expense	190

Other income
Royalties - intercompany	4,152
Dividends	-
Sale of assets	-
Miscellaneous	-
Total other income	4,152
Net other expense	(3,962)

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary items	7,738

Chapter 11 reorganization expenses	-

Income taxes (benefit)	2,714

Income (loss) before extraordinary item	5,024

Extraordinary item - net of taxes	-

Net income (loss)	$ 5,024

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		October 1, 2003 to October 31, 2003

BALANCE SHEET

(in $ thousands)
ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$ 140	Senior Credit Facility	$ -
Short-term investments	-	DIP Credit Agreement	-
Accounts receivable - customers	-	Long-term debt classified as current	-
Accounts receivable - intercompany	2,769	Accrued interest payable	-
Total inventories	8,255	Accounts payable - trade	774
Prepaid & other current assets	-	Accounts payable - intercompany	-
Total current assets	11,164	Other payables and accrued liabilities	13,656
		Deferred income taxes	-
		Pension and other liabilities	-
Total investments & other assets	124,052	Total liabilities not subject to compromise	14,430

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	-
Property, plant and equipment, net	12,354	Deferred financing fees	-
		Accrued interest payable on Senior Notes	-
		Accounts payable	1,469
		Other payables and accrued liabilities	-
		Pension and other liabilities	-
		Total liabilities subject to compromise	1,469

		Total Liabilities	15,899

		SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	-
		Common stock	1
		Capital Surplus / Treasury Stock	70,559
		Retained earnings (deficit)	61,111
		Minimum pension liability adjustment	-
		Other adjustments	-
		Unearned compensation	-
		Total Shareholders' Equity (Deficit)	131,671
TOTAL ASSETS	$ 147,570	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$ 147,570

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		October 1, 2003 to October 31, 2003

STATEMENT OF CASH FLOWS

(in $ thousands)
Cash Flows from Operations:
Net income (loss)	$ 5,024
Non-cash items
Depreciation and amortization expense	147
Working Capital Changes
Decrease / (increase) -- accounts receivable (customers)	(135)
Decrease / (increase) -- accounts receivable (intercompany)	(2,769)
Decrease / (increase) -- inventories	2,411
Decrease / (increase) -- other current assets	(373)
Decrease / (increase) -- other noncurrent assets	-
Increase (decrease) -- accounts payable (trade)	204
Increase (decrease) -- accounts payable (intercompany)	(7,949)
Increase (decrease) -- accrued liabilities	3,575
Increase (decrease) -- accrued interest payable	-
Increase (decrease) -- pension and other liabilities	-
Increase (decrease) -- deferred federal income tax	-
Total Cash Flows from Operations	$ 135

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	(88)
Net proceeds from sale of assets	-
Total Cash Flows from Investing	$ (88)

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement	-
Total Cash Flows from Financing	$ -

Beginning Cash Balance	$ 93
Change in Cash	47
Ending Cash Balance	$ 140

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Inc. I	)	CASE NO.	03-13533-RDD

Reporting Period		October 1, 2003 to October 31, 2003

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment
All wages and salaries paid (gross) or incurred	$ 300
Federal
Payroll taxes withheld	23
Employer payroll tax contributions incurred	23
Total Federal Taxes (1)	$ 46
State and Local
Payroll taxes withheld
Employer payroll tax contributions incurred
Gross taxable sales	78,293
Sales & Use taxes collected	3,915
Maine		3,915	10/15/03
Property taxes		127,784
Other taxes
Total State and Local (1)	3,915	131,699
Total Taxes	$ 3,961	131,699

(1) Difference between taxes incurred and taxes paid is due to a time lag where taxes incurred at the end of the month are paid in the following month, or after the end of the quarter for taxes paid on a quarterly basis.

I certify that the above payroll related taxes represents the taxes withheld and paid.

_/s/ Tracy Culpepper______
Tracy Culpepper
WestPoint Stevens Inc.
Payroll Manager

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		October 1, 2003 to October 31, 2003

Monthly Operating Report

Required Documents	Schedule Attached
Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	507 West 10th Street, West Point, GA 31833
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$ -
Monthly Profit (Loss):	$ -

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only. Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist. The debtor reserves the right to amend this monthly operating report as necessary and appropriate. All financial information contained herein is unaudited data.

Debtor-In-Possession	J.P. Stevens & Co., Inc.
By:	Lester D. Sears
Its:	President
Signature	/s/Lester D. Sears
Date	November 26, 2003

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		October 1, 2003 to October 31, 2003

STATEMENT OF OPERATIONS

(in $ thousands)

Total sales	$ -

Cost of sales	-
Gross profit	-

Selling and administrative expenses
Selling expense	-
Warehousing and shipping	-
Advertising	-
Division administrative expense	-
MIS expense	-
Corporate administrative expense	-
Total selling and administrative expense	-

Restructuring and impairment charge	-
Goodwill impairment charge	-

Profit / (loss) from operations	-

Interest expense
Interest expense - outside	-
Capitalized interest expense	-
Interest expense - intercompany	-
Interest income	-
Interest income - intercompany	-
Net interest expense	-

Other expense
Miscellaneous	-
Royalties - intercompany	-
Transaction gain/loss	-
Total other expense	-

Other income
Royalties - intercompany	-
Dividends	-
Sale of assets	-
Miscellaneous	-
Total other income	-
Net other expense	-

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary items	-

Chapter 11 reorganization expenses	-

Income taxes (benefit)	-

Income (loss) before extraordinary item	-

Extraordinary item - net of taxes	-

Net income (loss)	$ -

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		October 1, 2003 to October 31, 2003

BALANCE SHEET

(in $ thousands)
ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$ -	Senior Credit Facility	$ -
Short-term investments	-	DIP Credit Agreement	-
Accounts receivable - customers	-	Long-term debt classified as current	-
Accounts receivable - intercompany	110,738	Accrued interest payable	-
Total inventories	-	Accounts payable - trade	-
Prepaid & other current assets	11	Accounts payable - intercompany	-
Total current assets	110,749	Other payables and accrued liabilities	-
		Deferred income taxes	-
		Pension and other liabilities	-
Total investments & other assets	2,697	Total liabilities not subject to compromise	-

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	-
Property, plant and equipment, net	-	Deferred financing fees	-
		Accrued interest payable on Senior Notes	-
		Accounts payable	-
		Other payables and accrued liabilities	-
		Pension and other liabilities	-
		Total liabilities subject to compromise	-

		Total Liabilities	-

SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	10,503
		Common stock	-
		Capital Surplus / Treasury Stock	-
		Retained earnings (deficit)	102,943
		Minimum pension liability adjustment	-
		Other adjustments	-
		Unearned compensation	-
		Total Shareholders' Equity (Deficit)	113,446
TOTAL ASSETS	$ 113,446	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$ 113,446

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		October 1, 2003 to October 31, 2003

STATEMENT OF CASH FLOWS

(in $ thousands)
Cash Flows from Operations:
Net income (loss)	$ -
Non-cash items
Depreciation and amortization expense	-
Working Capital Changes
Decrease / (increase) -- accounts receivable (customers)	-
Decrease / (increase) -- accounts receivable (intercompany)	-
Decrease / (increase) -- inventories	-
Decrease / (increase) -- other current assets	-
Decrease / (increase) -- other noncurrent assets	-
Increase (decrease) -- accounts payable (trade)	-
Increase (decrease) -- accounts payable (intercompany)	-
Increase (decrease) -- accrued liabilities	-
Increase (decrease) -- accrued interest payable	-
Increase (decrease) -- pension and other liabilities	-
Increase (decrease) -- deferred federal income tax	-
Total Cash Flows from Operations	$ -

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	-
Net proceeds from sale of assets	-
Total Cash Flows from Investing	$ -

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement	-
Total Cash Flows from Financing	$ -

Beginning Cash Balance	-
Change in Cash	-
Ending Cash Balance	$ -

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens & Co., Inc.	)	CASE NO.	03-13534-RDD

Reporting Period		October 1, 2003 to October 31, 2003

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment
All wages and salaries paid (gross) or incurred	$ -
Federal	-
Payroll taxes withheld	-
Employer payroll tax contributions incurred	-
Total Federal Taxes	-
State and Local	-
Payroll taxes withheld	-
Employer payroll tax contributions incurred	-
Gross taxable sales	-
Sales & Use taxes collected	-
Property taxes	-
Other taxes	-
Total State and Local	-
Total Taxes	$ -	-

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		October 1, 2003 to October 31, 2003

Monthly Operating Report
Required Documents	Schedule Attached
Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	3993 Howard Hughes Parkway, Suite 250, Las Vegas NV 89109
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$ 1,743
Monthly Profit (Loss):	$ 168,000

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only. Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist. The debtor reserves the right to amend this monthly operating report as necessary and appropriate. All financial information contained herein is unaudited data.

Debtor-In-Possession	J.P. Stevens Enterprises, Inc.
By:	Lester D. Sears
Its:	President
Signature	/s/Lester D. Sears
Date	November 26, 2003

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		October 1, 2003 to October 31, 2003

STATEMENT OF OPERATIONS

(in $ thousands)

Total sales	$ -

Cost of sales	-
Gross profit	-

Selling and administrative expenses
Selling expense	1
Warehousing and shipping	-
Advertising	-
Division administrative expense	-
MIS expense	-
Corporate administrative expense	-
Total selling and administrative expense	1

Restructuring and impairment charge	-
Goodwill impairment charge	-

Profit / (loss) from operations	(1)

Interest expense
Interest expense - outside	-
Capitalized interest expense	-
Interest expense - intercompany	-
Interest income	-
Interest income - intercompany	69
Net interest expense	(69)

Other expense
Miscellaneous	-
Royalties - intercompany	-
Transaction gain/loss	-
Total other expense	-

Other income
Royalties - intercompany	190
Dividends	-
Sale of assets	-
Miscellaneous	-
Total other income	190
Net other expense	(190)

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary items	258

Chapter 11 reorganization expenses	-

Income taxes (benefit)	90

Income (loss) before extraordinary item	168

Extraordinary item - net of taxes	-

Net income (loss)	$ 168

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		October 1, 2003 to October 31, 2003

BALANCE SHEET

(in $ thousands)
ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$ 23	Senior Credit Facility	$ -
Short-term investments	-	DIP Credit Agreement	-
Accounts receivable - customers, net	-	Long-term debt classified as current	-
Accounts receivable - intercompany	14,815	Accrued interest payable	-
Total inventories	-	Accounts payable - trade	-
Prepaid & other current assets	-	Accounts payable - intercompany	-
Total current assets	14,838	Other payables and accrued liabilities	261
		Deferred income taxes	-
		Pension and other liabilities	-
Total investments & other assets	-	Total liabilities not subject to compromise	261

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	-
Property, plant and equipment, net	-	Deferred financing fees	-
		Accrued interest payable on Senior Notes	-
		Accounts payable	-
		Other payables and accrued liabilities	-
		Pension and other liabilities	-
		Total liabilities subject to compromise	-

		Total Liabilities	261

SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	-
		Common stock	2
		Capital Surplus / Treasury Stock	-
		Retained earnings (deficit)	14,575
		Minimum pension liability adjustment	-
		Other adjustments	-
		Unearned compensation	-
		Total Shareholders' Equity (Deficit)	14,577
TOTAL ASSETS	$ 14,838	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$ 14,838

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		October 1, 2003 to October 31, 2003

STATEMENT OF CASH FLOWS

(in $ thousands)
Cash Flows from Operations:
Net income (loss)	$ 168
Non-cash items
Depreciation and amortization expense	-
Working Capital Changes
Decrease / (increase) -- accounts receivable (customers)	-
Decrease / (increase) -- accounts receivable (intercompany)	(258)
Decrease / (increase) -- inventories	-
Decrease / (increase) -- other current assets	-
Decrease / (increase) -- other noncurrent assets	-
Increase (decrease) -- accounts payable (trade)	-
Increase (decrease) -- accounts payable (intercompany)	-
Increase (decrease) -- accrued liabilities	90
Increase (decrease) -- accrued interest payable	-
Increase (decrease) -- pension and other liabilities	-
Increase (decrease) -- deferred federal income tax	-
Total Cash Flows from Operations	$ -

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	-
Net proceeds from sale of assets	-
Total Cash Flows from Investing	$ -

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement	-
Total Cash Flows from Financing	$ -

Beginning Cash Balance	23
Change in Cash	-
Ending Cash Balance	$ 23

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
J.P. Stevens Enterprises, Inc.	)	CASE NO.	03-13535-RDD

Reporting Period		October 1, 2003 to October 31, 2003

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment
All wages and salaries paid (gross) or incurred	$ -
Federal
Payroll taxes withheld	-
Employer payroll tax contributions incurred	-
Total Federal Taxes (1)	-
State and Local
Payroll taxes withheld	-
Employer payroll tax contributions incurred	-
Gross taxable sales	-
Sales & Use taxes collected	-
Property taxes	-
Other taxes	-
Total State and Local (1)	-
Total Taxes	$ -

(1) Difference between taxes incurred and taxes paid is due to a time lag where taxes incurred at the end of the month are paid in the following month, or after the end of the quarter for taxes paid on a quarterly basis.

I certify that the above payroll related taxes represents the taxes withheld and paid.

_/s/ Tracy Culpepper______
Tracy Culpepper
WestPoint Stevens Inc.
Payroll Manager

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		October 1, 2003 to October 31, 2003

Monthly Operating Report

Required Documents	Schedule Attached
Income Statement	X
Balance Sheet	X
Statement of Cash Flows	X
Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld	X

Debtor's Address:	507 West 10th Street, West Point, GA 31833
Preparer:	Dianne Nolen
Debtor's Attorney:	Weil, Gotshal & Manges LLP

Monthly Disbursements:	$ 5,592,505
Monthly Profit (Loss):	$ (247,000)

The Debtors' chapter 11 proceedings have been consolidated for administrative purposes only. Because the cases have not been substantively consolidated, the Debtor is required to provide separate financial information for itself, to the extent available. Therefore, the financial information contained in this Monthly Operating Report is not consolidated with the financial information applicable to the Debtor's affiliates, and is not comparable with publicly reported consolidated financial information.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful, to the best of my knowledge.

All insurance policies are fully paid for the current period, and amounts for workers compensation and disability insurance have been paid.

While every effort has been made to file complete and accurate information, inadvertent errors or omissions may exist. The debtor reserves the right to amend this monthly operating report as necessary and appropriate. All financial information contained herein is unaudited data.

Debtor-In-Possession	WestPoint Stevens Stores Inc.
By:	Lester D. Sears
Its:	Vice President
Signature	/s/Lester D. Sears
Date	November 26, 2003

INCOME STATEMENT

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		October 1, 2003 to October 31, 2003

STATEMENT OF OPERATIONS

(in $ thousands)

Total sales	$ 8,767

Cost of sales	5,298
Gross profit	3,469

Selling and administrative expenses
Selling expense	2,501
Warehousing and shipping	225
Advertising	363
Division administrative expense	306
MIS expense	69
Corporate administrative expense	167
Total selling and administrative expense	3,631

Restructuring and impairment charge	-
Goodwill impairment charge	-

Profit / (loss) from operations	(162)

Interest expense
Interest expense - outside	-
Capitalized interest expense	-
Interest expense - intercompany	216
Interest income	-
Interest income - intercompany	-
Net interest expense	216

Other expense
Miscellaneous	-
Royalties - intercompany	-
Transaction gain/loss	-
Total other expense	-

Other income
Royalties - intercompany	-
Dividends	-
Sale of assets	-
Miscellaneous	-
Total other income	-
Net other expense	-

Income (loss) before Chapter 11 reorganization expenses
and income taxes (benefit) and extraordinary items	(378)

Chapter 11 reorganization expenses	-

Income taxes (benefit)	(131)

Income (loss) before extraordinary item	(247)

Extraordinary item - net of taxes	-

Net income (loss)	$ (247)

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		October 1, 2003 to October 31, 2003

BALANCE SHEET

(in $ thousands)
ASSETS		LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)
Current Assets		Liabilities Not Subject to Compromise:
Cash and cash equivalents	$ 2,511	Senior Credit Facility	$ -
Short-term investments	-	DIP Credit Agreement	-
Accounts receivable - customers	162	Long-term debt classified as current	-
Accounts receivable - intercompany	1,894	Accrued interest payable	-
Total inventories	24,041	Accounts payable - trade	931
Prepaid & other current assets	823	Accounts payable - intercompany	-
Total current assets	29,431	Other payables and accrued liabilities	7,156
		Deferred income taxes	-
		Pension and other liabilities	14
Total investments & other assets	-	Total liabilities not subject to compromise	8,101

Goodwill	-	Liabilities Subject to Compromise:
		Senior Notes	-
Property, plant and equipment, net	3,610	Deferred financing fees	-
		Accrued interest payable on Senior Notes	-
		Accounts payable	1,758
		Other payables and accrued liabilities	-
		Pension and other liabilities	-
		Total liabilities subject to compromise	1,758

		Total Liabilities	9,859

		SHAREHOLDERS' EQUITY (DEFICIT)
		Equity of subsidiaries	-
		Common stock	1
		Capital Surplus / Treasury Stock	15,955
		Retained earnings (deficit)	7,226
		Minimum pension liability adjustment	-
		Other adjustments	-
		Unearned compensation	-
		Total Shareholders' Equity (Deficit)	23,182
TOTAL ASSETS	$ 33,041	TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY (DEFICIT)	$ 33,041

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		October 1, 2003 to October 31, 2003

STATEMENT OF CASH FLOWS

(in $ thousands)
Cash Flows from Operations:
Net income (loss)	$ (247)
Non-cash items
Depreciation and amortization expense	190
Working Capital Changes
Decrease / (increase) -- accounts receivable (customers)	(19)
Decrease / (increase) -- accounts receivable (intercompany)	(416)
Decrease / (increase) -- inventories	935
Decrease / (increase) -- other current assets	(22)
Decrease / (increase) -- other noncurrent assets	-
Increase (decrease) -- accounts payable (trade)	218
Increase (decrease) -- accounts payable (intercompany)	(199)
Increase (decrease) -- accrued liabilities	937
Increase (decrease) -- accrued interest payable	-
Increase (decrease) -- pension and other liabilities	-
Increase (decrease) -- deferred federal income tax	-
Total Cash Flows from Operations	$ 1,377

Cash Flows from Investing
Decrease / (increase) -- short term investments	-
Capital expenditures	(180)
Net proceeds from sale of assets	-
Total Cash Flows from Investing	$ (180)

Cash Flows from Financing
Increase / (decrease) -- DIP credit agreement	-
Total Cash Flows from Financing	$ -

Beginning Cash Balance	$ 1,314
Change in Cash	1,197
Ending Cash Balance	$ 2,511

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		October 1, 2003 to October 31, 2003

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment
All wages and salaries paid (gross) or incurred	$1,114,750
Federal
Payroll taxes withheld	189,286	32,009	10/01/03
		71,705	10/03/03
		22,038	10/08/03
Employer payroll tax contributions incurred	81,237	22,221	10/15/03
		71,778	10/17/03
		20,949	10/22/03
		45,295	10/29/03
		2,922	10/31/03
Total Federal Taxes (1)	$ 270,523	$ 288,917
State and Local
Amount of payroll taxes withheld
Alabama SIT	3,659	3,959	10/31/03
Arizona SIT	113	58	10/22/03
California SIT	1,069	1,745	10/30/03
Connecticut	302	302	10/31/03
Delaware SIT	236	311	10/15/03
Georgia SIT	15,803	11,745	10/15/03
Kansas SIT	-	336	10/15/03
Massachusetts SIT	899	783	10/03/03
Minnesota SIT	1,401	1,412	10/31/03
Missouri SIT	143	1,028	10/23/03
Michigan SIT	1,416	1,244	10/15/03
New Jersey SIT	355	1,070	10/30/03
New York SIT	1,373	1,299	10/03/03
North Carolina SIT	2,089	2,115	10/31/03
Ohio SIT	64	363	10/15/03
Oregon SIT	1,131	1,111	10/31/03
Pennsylvania SIT	555	539	10/22/03
South Carolina SIT	1,623	1,580	10/30/03
Utah SIT	1,001	929	10/23/03
Virginia SIT	1,182	1,731	10/22/03
Wisconsin SIT	619	1,014	10/23/03
Jefferson Co AL	20	84	10/16/03
Wilmington DE	71	166	10/15/03
Aurora OH	48	198	10/23/03
Bessemer AL	41	500	10/16/03
Lancaster PA	148	411	10/30/03
Total Payroll taxes	35,361	36,033
Amount of employer payroll tax contributions incurred
Alabama SUTA	88	373	10/30/03
Arizona SUTA	-	4	10/30/03
California SUTA	296	574	10/30/03
Connecticut SUTA	152	866	10/30/03
Delaware SUTA	-	102	10/30/03
Florida SUTA	91	300	10/30/03
Georgia SUTA	10	56	10/30/03
Kansas SUTA	-	144	10/30/03
Massachusetts SUTA	63	227	10/30/03
Minnesota SUTA	105	507	10/30/03
Missouri SUTA	-	182	10/30/03
Michigan SUTA	268	1,215	10/30/03
New Jersey SUTA	348	1,023	10/30/03
New York SUTA	159	1,213	10/30/03
North Carolina SUTA	95	315	10/30/03
Ohio SUTA	-	325	10/30/03
Oregon SUTA	159	629	10/30/03
Pennsylvania SUTA	77	311	10/30/03
South Carolina SUTA	108	431	10/30/03
Tennessee SUTA	-	129	10/30/03
Texas SUTA	305	1,065	10/30/03
Utah SUTA	89	246	10/30/03
Virginia SUTA	12	185	10/30/03
Wisconsin SUTA	-	127	10/30/03
Total Employer payroll tax contributions	2,425	10,549

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
In re:	)	CHAPTER 11
)
WestPoint Stevens Stores Inc.	)	CASE NO.	03-13536-RDD

Reporting Period		October 1, 2003 to October 31, 2003

Supplemental Schedule of Federal, State, and Local Taxes Collected, Received, Due or Withheld
	Amount Withheld/ Collected/ Incurred	Amount Paid	Date of Payment
(continued)
Gross taxable sales	7,875,795
Sales & Use taxes collected	449,392
Alabama City/County(Foley)		3,858	10/20/03
Alabama Sales		26,192	10/20/03
Alabama Use		66	10/20/03
Alatax (Bessemer, Boaz, Valley, Chambers Co, Marshall Co)		11,767	10/20/03
Arizona		1,228	10/20/03
Baldwin County Alabama		7,732	10/20/03
California		53,199	10/31/03
Connecticut		9,701	10/31/03
Florida		43,661	10/20/03
Georgia		59,522	10/20/03
Jefferson County Alabama		192	10/20/03
Kansas Consumer's Use		5	10/27/03
Massachusetts		9,316	10/20/03
Michigan		15,886	10/15/03
Minnesota		11,205	10/20/03
Missouri Sales		1,275	10/31/03
Missouri Use		13	10/31/03
New Jersey		11,285	10/20/03
New York		34,215	10/27/03
North Carolina		8,537	10/10/03
North Carolina		12,598	10/27/03
Ohio Seller's Use, Cons Use		2	10/16/03
Pennsylvania		8,326	10/20/03
South Carolina		12,957	10/20/03
Tennessee (P.Forge, Lebanon, Interstate Sales)		26,443	10/20/03
Texas		52,863	10/20/03
Utah		13,623	10/31/03
Virginia Interstate Sales		109	10/20/03
Virginia Leesburg		782	10/20/03
Virginia Williamsburg		12,058	10/20/03
Wisconsin		776	10/20/03
Total Sales & Use taxes paid		449,392
Property taxes		15,219
Other taxes		2,783
Total State and Local (1)	487,178	513,976
Total Taxes	$ 757,701	$ 802,893

(1) Difference between taxes incurred and taxes paid is due to a time lag where taxes incurred at the end of the month are paid in the following month, or after the end of the quarter for taxes paid on a quarterly basis.

I certify that the above payroll related taxes represents the taxes withheld and paid.

_/s/ Tracy Culpepper______
Tracy Culpepper
WestPoint Stevens Inc.
Payroll Manager